Innovator ETFs Trust

Innovator Double Stacker ETF™ – October

Innovator Double Stacker 9 Buffer ETF™ – October

Innovator Triple Stacker ETF™ – October

(each, a “Fund” and collectively, the “Funds”)

Supplement To each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated February 27, 2023

Dated August 31, 2023

The Board of Trustees (the “Board”) of Innovator ETFs Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of the Funds and their shareholders that the Funds be liquidated. Please note that trading in the Funds’ shares will be halted effective as of the close of business on October 2, 2023, and the Funds will be liquidated effective as of the close of business on October 6, 2023.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan and in anticipation of the Funds’ liquidation, the Funds will be closed to new creation purchases effective as of the close of business on September 28, 2023. Although the Funds will be closed to new creation purchases as of September 28, 2023, you may continue to redeem your shares of each respective Fund after September 28, 2023, as provided in the Prospectus. Please note, however, that the Funds will be liquidating its assets as of the close of business on October 6, 2023.

Pursuant to the Plan, if each respective Fund has not received your redemption request prior to the close of business on October 2, 2023, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the respective Fund as of October 6, 2023, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference